SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 15, 2004

MOBILEPRO CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571

(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817
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(Address of principal executive offices) (Zip Code)

(301) 315-9040
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On October 19, 2004, we filed a Current Report on Form 8-K (the “Report”) to report our October 15, 2004 acquisition of CloseCall America, Inc. (“CloseCall”), a Maryland based provider of regional Competitive Local Exchange Carrier (CLEC), offering a full array of telecommunications products and services including local, long distance, 1.800CloseCall anytime/anywhere calling, digital wireless, high-speed telephone (voice over IP), and dial-up and DSL internet services. We are filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

(a)  Financial statements of acquired businesses.

 The financial statements of CloseCall required by this item are attached as Exhibit 99.2 and incorporated herein by this reference.

(b)         Pro forma financial information

 The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.3 and incorporated herein by this reference.

(c)   Exhibits Furnished.

99.2      Financial Statements of CloseCall
99.3      Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2004	By: /s/ Jay O. Wright
Jay O. Wright
President and Chief Executive Officer MOBILEPRO CORP.